UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 1018

Dreyfus Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/2011

FORM N-CSR

Item 1.      Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
20	Notes to Financial Statements
32	Information About the Renewal of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Equity Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Equity Growth Fund, covering the six-month period from January 1, 2011, through June 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although 2011 began on an optimistic note amid encouraging economic data, by midyear investors returned to a more cautious outlook. The U.S. and global economies continued to grow over the reporting period, but at a relatively sluggish pace. First, manufacturing activity proved unsustainably strong in late 2010 and early 2011, leading to a subsequent slowdown in new orders. Second, turmoil in the Middle East drove oil prices higher and produced an inflationary drag on real incomes.Third, natural and nuclear disasters in Japan added to upward pressure on energy prices, and these unexpected events disrupted the global supply chain, especially in the automotive sector. Finally, in the United States, disappointing labor and housing markets weighed on investor sentiment. As a result, U.S. stocks generally produced only modest gains over the first half of the year.

We expect economic conditions to improve over the second half of 2011. Inflationary pressures appear to be peaking in most countries, including the United States, and we have already seen energy prices retreat from their highs. In addition, a successful resolution to the current debate regarding government spending and borrowing, without major fiscal tightening over the near term, should help avoid a serious disruption to the domestic economy. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through June 30, 2011, as provided by Elizabeth Slover, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2011, Dreyfus Equity Growth Fund’s Class A shares produced a total return of 6.25%, Class B shares returned 5.67%, Class C shares returned 5.86%, Class F shares returned 6.49% and Class I shares returned 6.25%.1 In comparison, the Russell 1000 Growth Index produced a total return of 6.83% over the same period.2

Stocks generally rallied early in the year when an economic recovery appeared to gain traction, but renewed concerns later caused the market to give back some of its previous gains.The fund produced returns that were lower than its benchmark, as a result of lagging returns in the financials and consumer discretionary sectors.

The Fund’s Investment Approach

To pursue the fund’s goal of long-term growth of capital and income, we invest primarily in the common stocks of large, well-established companies with records of profitability, dividend payments and a reputation for high-quality management, products and services.The fund normally invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average, the Standard & Poor’s 500 Index, or the NASDAQ Composite Index. Using a “bottom-up” approach, we focus on individual stock selection instead of broad economic or industry trends. We look mainly for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The fund may also invest in non-dividend-paying companies, and it may invest up to 30% of its total assets in foreign securities.

Shifting Sentiment Sparked Heightened Market Volatility

Investors’ economic outlooks had improved dramatically by the start of 2011 due to improvements in employment, consumer spending and corporate earnings, sending stock prices broadly higher. However, the

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

market rally was interrupted in February when political unrest in the Middle East led to sharply rising crude oil prices, and again in March when catastrophic natural and nuclear disasters in Japan threatened one of the world’s largest domestic economies. Nonetheless, investors proved resilient, and the U.S. stock market rebounded from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece again appeared headed for default on its sovereign debt, U.S. economic data proved more disappointing than expected and a contentious debate regarding U.S. government spending and borrowing intensified. Stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus from economically sensitive industry groups to those that historically have held up well under uncertain economic conditions.

Stock Selections Produced Mixed Results

In this choppy market environment, our security selection strategy proved especially successful in the traditionally defensive health care sector. Drug distributor McKesson benefited from strong cash flows and shareholder friendly activities such as stock buybacks and a dividend increase. Biotechnology firm Vertex Pharmaceuticals gained value when federal regulators sent positive signals regarding approval of a new drug. Alexion Pharmaceuticals achieved higher sales amid greater penetration of new markets.

In the information technology sector, video game maker Electronic Arts achieved better-than-expected financial results at the start of a new product cycle centered on digital downloads of gaming software. BMC Software, Informatica and VMWare benefited from the growing trend toward “cloud computing,” in which businesses manage applications and data over the Internet.Wireless communications equipment leader QUALCOMM increased earnings as more consumers purchased smart-phones and tablet computers containing the company’s technology.

Disappointments over the first half of 2011 included the financials sector, where mutual fund manager Janus Capital Group suffered from poor investment returns and elevated expenses. Hartford Financial Group was hurt by expectations of insurance claims following the

4

disasters in Japan. In the consumer discretionary sector, cruise line Carnival suffered shortfalls due to higher fuel costs and the need to reroute itineraries to avoid political unrest in Northern Africa. Retailer Staples was hurt by sluggish demand for office supplies and intensifying competitive pressures. Apparel seller Guess? encountered lower same-store sales and weaker store traffic. Household products maker Newell Rubbermaid reduced earnings guidance due to sluggish consumer spending and higher input costs.

Finding Opportunities Among Quality Companies

Despite ongoing headwinds, we believe the economic recovery is likely to persist. Profits in some industries have returned to pre-recession levels, energy prices have begun to moderate and rebuilding in Japan could boost economic activity.

In this environment, we expect investors to remain selective, favoring growing companies and avoiding those with weaker underlying business fundamentals. Our bottom-up security selection process has identified a number of opportunities in the information technology sector, particularly among communications equipment makers expected to benefit from greater adoption of smartphones. Fewer stocks in the materials sector have satisfied our investment criteria.

July 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — The Russell 1000 Growth Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Equity Growth Fund from January 1, 2011 to June 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2011

	Class A	Class B	Class C	Class F	Class I
Expenses paid per $1,000†	$ 5.73	$ 11.93	$ 9.75	$ 4.51	$ 4.50
Ending value (after expenses)	$1,062.50	$1,056.70	$1,058.60	$1,064.90	$1,062.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2011

	Class A	Class B	Class C	Class F	Class I
Expenses paid per $1,000†	$ 5.61	$ 11.68	$ 9.54	$ 4.41	$ 4.41
Ending value (after expenses)	$1,019.24	$1,013.19	$1,015.32	$1,020.43	$1,020.43

Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 2.34% for Class B, 1.91% for
Class C, .88% for Class F and .88% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
June 30, 2011 (Unaudited)

Common Stocks—98.1%	Shares	Value ($)
Consumer Discretionary—13.9%
Amazon.com	39,750 [a]	8,128,477
Carnival	67,274	2,531,521
Dick’s Sporting Goods	80,200 [a]	3,083,690
DIRECTV, Cl. A	95,400 [a]	4,848,228
Express	88,980	1,939,764
Guess?	46,760	1,966,726
Johnson Controls	62,070	2,585,836
Limited Brands	87,110	3,349,379
Macy’s	208,830	6,106,189
Netflix	10,320 [a,b]	2,710,961
Nordstrom	80,150 [b]	3,762,241
Omnicom Group	76,140	3,666,902
Priceline.com	6,110 [a]	3,127,892
Walt Disney	106,070	4,140,973
		51,948,779
Consumer Staples—13.1%
Avon Products	119,500	3,346,000
Coca-Cola Enterprises	187,060	5,458,411
ConAgra Foods	146,640	3,784,778
Dr. Pepper Snapple Group	120,670	5,059,693
Energizer Holdings	35,700 [a]	2,583,252
Kraft Foods, Cl. A	132,960	4,684,181
PepsiCo	149,380	10,520,833
Procter & Gamble	78,000	4,958,460
Walgreen	93,890	3,986,569
Whole Foods Market	76,550	4,857,098
		49,239,275
Energy—11.4%
Chevron	33,350	3,429,714
ENSCO, ADR	73,370	3,910,621
Exxon Mobil	224,700	18,286,086
Halliburton	77,300	3,942,300

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Occidental Petroleum	38,460	4,001,378
Schlumberger	104,490	9,027,936
		42,598,035
Financial—2.2%
Charles Schwab	158,410	2,605,844
Discover Financial Services	114,560	3,064,480
Wells Fargo & Co.	91,220	2,559,633
		8,229,957
Health Care—11.5%
Accretive Health	79,050 [a,b]	2,275,850
Agilent Technologies	43,290 [a]	2,212,552
Alexion Pharmaceuticals	42,770 [a]	2,011,473
Amgen	31,040 [a]	1,811,184
Baxter International	50,600	3,020,314
Covidien	74,880	3,985,862
Dendreon	46,190 [a,b]	1,821,734
HCA Holdings	61,000 [a]	2,013,000
Johnson & Johnson	43,990	2,926,215
McKesson	47,800	3,998,470
Mylan	96,610 [a]	2,383,369
Pfizer	114,280	2,354,168
St. Jude Medical	71,640	3,415,795
Thermo Fisher Scientific	28,150 [a]	1,812,579
Vertex Pharmaceuticals	39,990 [a,b]	2,079,080
Warner Chilcott, Cl. A	82,840	1,998,929
Watson Pharmaceuticals	41,680 [a]	2,864,666
		42,985,240
Industrial—13.7%
Caterpillar	118,800	12,647,448
Cooper Industries	99,470	5,935,375
Cummins	57,990	6,001,385
Dover	81,951	5,556,278
Eaton	112,880	5,807,676
Ingersoll-Rand	163,580 [b]	7,428,168
Owens Corning	145,200 [a]	5,423,220

8

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Stanley Black & Decker	36,160	2,605,328
		51,404,878
Information Technology—28.6%
Alcatel-Lucent, ADR	402,480 [a,b]	2,322,310
Apple	55,284 [a]	18,557,180
Atmel	204,780 [a]	2,881,255
BMC Software	66,470 [a]	3,635,909
Electronic Arts	148,950 [a]	3,515,220
Google, Cl. A	19,886 [a]	10,069,873
Informatica	46,760 [a]	2,732,187
International Business Machines	78,920	13,538,726
Microchip Technology	65,600 [b]	2,486,896
NetApp	100,920 [a,b]	5,326,558
OmniVision Technologies	70,280 [a,b]	2,446,447
Oracle	359,720	11,838,385
Paychex	133,640 [b]	4,105,421
QUALCOMM	227,300	12,908,367
Salesforce.com	25,110 [a,b]	3,740,888
Teradata	65,050 [a]	3,916,010
VMware, Cl. A	32,370 [a]	3,244,445
		107,266,077
Materials—3.7%
Air Products & Chemicals	44,790	4,281,028
Eastman Chemical	47,830	4,882,008
Freeport-McMoRan Copper & Gold	90,390	4,781,631
		13,944,667
Total Common Stocks
(cost $285,700,927)		367,616,908

Other Investment—1.7%
Registered Investment Company;
Dreyfus Institutional
Preferred Plus
Money Market Fund
(cost $6,533,000)	6,533,000 [c]	6,533,000

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—5.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $20,776,168)	20,776,168 [c]	20,776,168
Total Investments (cost $313,010,095)	105.4%	394,926,076
Liabilities, Less Cash and Receivables	(5.4%)	(20,115,816)
Net Assets	100.0%	374,810,260

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At June 30, 2011, the value of the fund’s securities on loan was $20,581,612 and the value of the collateral held by the fund was $20,776,168.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	28.6	Energy	11.4
Consumer Discretionary	13.9	Money Market Investments	7.3
Industrial	13.7	Materials	3.7
Consumer Staples	13.1	Financial	2.2
Health Care	11.5		105.4

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited)

				Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $20,581,612)—Note 1(b):
Unaffiliated issuers			285,700,927		367,616,908
Affiliated issuers				27,309,168	27,309,168
Receivable for investment securities sold					3,201,184
Dividends and interest receivable					416,171
Receivable for shares of Common Stock subscribed					51,314
Prepaid expenses					60,876
					398,655,621
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					316,195
Cash overdraft due to Custodian					2,234
Liability for securities on loan—Note 1(b)					20,776,168
Payable for investment securities purchased					2,321,330
Payable for shares of Common Stock redeemed					129,537
Accrued expenses					299,897
					23,845,361
Net Assets ($)				374,810,260
Composition of Net Assets ($):
Paid-in capital					379,478,042
Accumulated undistributed investment income—net					558,219
Accumulated net realized gain (loss) on investments					(87,141,982)
Accumulated net unrealized appreciation
(depreciation) on investments					81,915,981
Net Assets ($)				374,810,260

Net Asset Value Per Share
	Class A	Class B	Class C	Class F	Class I
Net Assets ($)	202,955,723	244,154	2,821,001	165,462,634	3,326,748
Shares Outstanding	32,337,582	42,242	487,931	25,751,100	522,704
Net Asset Value
Per Share ($)	6.28	5.78	5.78	6.43	6.36

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,449,572
Affiliated issuers	2,781
Income from securities lending—Note 1(b)	12,568
Total Income	2,464,921
Expenses:
Investment advisory fee—Note 3(a)	1,184,455
Shareholder servicing costs—Note 3(c)	529,053
Accounting fees—Note 3(c)	112,231
Distribution fees—Note 3(b)	39,360
Directors’ fees and expenses—Note 3(d)	37,822
Professional fees	32,429
Registration fees	27,756
Custodian fees—Note 3(c)	17,122
Prospectus and shareholders’ reports	11,830
Loan commitment fees—Note 2	436
Miscellaneous	9,209
Total Expenses	2,001,703
Less—reduction in accounting fees—Note 3(c)	(99,481)
Less—reduction in fees due to earnings credits—Note 3(c)	(911)
Net Expenses	1,901,311
Investment Income—Net	563,610
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	28,559,867
Net unrealized appreciation (depreciation) on investments	(6,478,777)
Net Realized and Unrealized Gain (Loss) on Investments	22,081,090
Net Increase in Net Assets Resulting from Operations	22,644,700

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010
Operations ($):
Investment income—net	563,610	1,090,949
Net realized gain (loss) on investments	28,559,867	36,383,515
Net unrealized appreciation
(depreciation) on investments	(6,478,777)	32,362,020
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,644,700	69,836,484
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(330,593)	—
Class F Shares	(600,511)	(326,267)
Class I Shares	(12,720)	(10,023)
Total Dividends	(943,824)	(336,290)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	11,917,965	9,431,354
Class B Shares	70,771	—
Class C Shares	205,549	356,450
Class F Shares	1,553,639	1,487,303
Class I Shares	906,883	1,195,994
Dividends reinvested:
Class A Shares	313,934	—
Class F Shares	527,609	286,882
Class I Shares	11,614	9,417
Cost of shares redeemed:
Class A Shares	(18,840,845)	(26,933,190)
Class B Shares	(46,892)	(151,724)
Class C Shares	(831,288)	(765,689)
Class F Shares	(7,254,604)	(14,062,935)
Class I Shares	(542,052)	(961,287)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(12,007,717)	(30,107,425)
Total Increase (Decrease) in Net Assets	9,693,159	39,392,769
Net Assets ($):
Beginning of Period	365,117,101	325,724,332
End of Period	374,810,260	365,117,101
Undistributed investment income—net	558,219	938,433

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010
Capital Share Transactions:
Class Aa
Shares sold	1,900,073	1,869,621
Shares issued for dividends reinvested	50,881	—
Shares redeemed	(3,029,650)	(5,283,453)
Net Increase (Decrease) in Shares Outstanding	(1,078,696)	(3,413,832)
Class Ba
Shares sold	12,534	—
Shares redeemed	(8,140)	(33,059)
Net Increase (Decrease) in Shares Outstanding	4,394	(33,059)
Class C
Shares sold	35,283	72,089
Shares redeemed	(145,504)	(163,693)
Net Increase (Decrease) in Shares Outstanding	(110,221)	(91,604)
Class F
Shares sold	244,065	277,934
Shares issued for dividends reinvested	83,615	51,986
Shares redeemed	(1,146,348)	(2,694,314)
Net Increase (Decrease) in Shares Outstanding	(818,668)	(2,364,394)
Class I
Shares sold	144,958	228,505
Shares issued for dividends reinvested	1,858	1,762
Shares redeemed	(86,667)	(196,734)
Net Increase (Decrease) in Shares Outstanding	60,149	33,533

a During the period ended June 30, 2011, 2,090 Class B shares representing $11,949 were automatically converted to 1,931 Class A shares and during the period ended December 31, 2010, 16,432 Class B shares representing
$75,219 were automatically converted to 15,380 Class A shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2011			Year Ended December 31,
Class A Shares	(Unaudited)	2010	2009†	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	5.92	4.82	3.60	6.15	5.72	5.07
Investment Operations:
Investment income—net[a]	.01	.01	.01	.01	.01	.00[b]
Net realized and unrealized
gain (loss) on investments	.36	1.09	1.21	(2.55)	.44	.66
Total from Investment Operations	.37	1.10	1.22	(2.54)	.45	.66
Distributions:
Dividends from
investment income—net	(.01)	—	(.00)[b]	(.01)	(.02)	(.01)
Net asset value, end of period	6.28	5.92	4.82	3.60	6.15	5.72
Total Return (%)[c]	6.25[d]	22.82	33.97	(41.39)	7.81	13.02
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.17[e]	1.25	1.32	1.25	1.19	1.34
Ratio of net expenses
to average net assets	1.12[e]	1.25	1.31	1.23	1.19	1.34
Ratio of net investment income
to average net assets	.20[e]	.24	.16	.12	.14	.00[f]
Portfolio Turnover Rate	40.11[d]	97.93	162.04	112	68	110
Net Assets, end of period
($ x 1,000)	202,956	197,752	177,424	156,236	317,753	4,399

† Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f Amount represents less than .01%.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2011			Year Ended December 31,
Class B Shares	(Unaudited)	2010	2009†	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	5.47	4.52	3.42	5.88	5.51	4.91
Investment Operations:
Investment (loss)—net[a]	(.03)	(.06)	(.04)	(.04)	(.04)	(.05)
Net realized and unrealized
gain (loss) on investments	.34	1.01	1.14	(2.42)	.41	.65
Total from Investment Operations	.31	.95	1.10	(2.46)	.37	.60
Net asset value, end of period	5.78	5.47	4.52	3.42	5.88	5.51
Total Return (%)[b]	5.67[c]	21.02	32.16	(41.84)	6.72	12.22
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.39[d]	2.72	2.50	2.12	2.24	2.21
Ratio of net expenses
to average net assets	2.34[d]	2.72	2.48	2.10	2.24	2.21
Ratio of net investment (loss)
to average net assets	(1.01)[d]	(1.29)	(.97)	(.78)	(.76)	(.93)
Portfolio Turnover Rate	40.11[c]	97.93	162.04	112	68	110
Net Assets, end of period
($ x 1,000)	244	207	321	512	1,855	1,046

† Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

16

Six Months Ended
June 30, 2011			Year Ended December 31,
Class C Shares	(Unaudited)	2010	2009†	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	5.46	4.48	3.38	5.80	5.41	4.82
Investment Operations:
Investment (loss)—net[a]	(.02)	(.03)	(.02)	(.03)	(.03)	(.03)
Net realized and unrealized
gain (loss) on investments	.34	1.01	1.12	(2.39)	.42	.62
Total from Investment Operations	.32	.98	1.10	(2.42)	.39	.59
Net asset value, end of period	5.78	5.46	4.48	3.38	5.80	5.41
Total Return (%)[b]	5.86[c]	21.88	32.54	(41.72)	7.21	12.24
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.96[d]	2.05	2.12	1.99	1.97	2.01
Ratio of net expenses
to average net assets	1.91[d]	2.05	2.10	1.97	1.97	2.01
Ratio of net investment (loss)
to average net assets	(.60)[d]	(.58)	(.63)	(.64)	(.45)	(.69)
Portfolio Turnover Rate	40.11[c]	97.93	162.04	112	68	110
Net Assets, end of period
($ x 1,000)	2,821	3,268	3,092	2,853	8,628	3,759

† Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2011			Year Ended December 31,
Class F Shares	(Unaudited)	2010	2009†	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	6.06	4.93	3.70	6.32	5.86	5.18
Investment Operations:
Investment income—net[a]	.01	.02	.02	.02	.03	.01
Net realized and unrealized
gain (loss) on investments	.38	1.12	1.23	(2.62)	.45	.68
Total from Investment Operations	.39	1.14	1.25	(2.60)	.48	.69
Distributions:
Dividends from
investment income—net	(.02)	(.01)	(.02)	(.02)	(.02)	(.01)
Net asset value, end of period	6.43	6.06	4.93	3.70	6.32	5.86
Total Return (%)	6.49[b]	23.18	33.94	(41.13)	8.14	13.25
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93[c]	1.01	1.08	.96	1.04	1.10
Ratio of net expenses
to average net assets	.88[c]	1.01	1.06	.94	1.04	1.10
Ratio of net investment income
to average net assets	.44[c]	.46	.41	.41	.54	.20
Portfolio Turnover Rate	40.11[b]	97.93	162.04	112	68	110
Net Assets, end of period
($ x 1,000)	165,463	161,110	142,787	122,119	231,030	220,502

† Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

18

Six Months Ended
June 30, 2011			Year Ended December 31,
Class I Shares	(Unaudited)	2010	2009†	2008	2007[a]	2006
Per Share Data ($):
Net asset value,
beginning of period	6.01	4.90	3.67	6.28	5.82	5.13
Investment Operations:
Investment income—net[b]	.01	.02	.02	.03	.03	.01
Net realized and unrealized
gain (loss) on investments	.37	1.11	1.24	(2.62)	.45	.69
Total from Investment Operations	.38	1.13	1.26	(2.59)	.48	.70
Distributions:
Dividends from
investment income—net	(.03)	(.02)	(.03)	(.02)	(.02)	(.01)
Net asset value, end of period	6.36	6.01	4.90	3.67	6.28	5.82
Total Return (%)	6.25[c]	23.09	34.54	(41.08)	8.09	13.55
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94[d]	1.00	.96	.89	1.09	1.04
Ratio of net expenses
to average net assets	.88[d]	1.00	.94	.81	.96	1.04
Ratio of net investment income
to average net assets	.44[d]	.47	.53	.54	.48	.21
Portfolio Turnover Rate	40.11[c]	97.93	162.04	112	68	110
Net Assets, end of period
($ x 1,000)	3,327	2,779	2,101	1,365	3,434	97

† Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Equity Growth Fund (the “fund”) is a separate diversified series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to seek long-term growth of capital and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective May 2, 2011, the fund is closed to any investments for new accounts.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 2.15 billion shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (1 billion shares authorized), Class B (50 million shares authorized), Class C (250 million shares authorized), Class F (700 million shares authorized) and Class I (150 million shares authorized).Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class F and Class I shares are sold at net asset value per share. Class F shares are sold only to Class F grandfathered investors, and Class I shares are sold only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

20

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

22

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	361,383,977	—	—	361,383,977
Equity Securities—
Foreign†	6,232,931	—	—	6,232,931
Mutual Funds	27,309,168	—	—	27,309,168
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at June 30, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition,ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2011,The Bank of New York Mellon earned $5,386 from lending portfolio securities, pursuant to the securities lending agreement.

24

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2010 ($)	Purchases ($)	Sales ($)	6/30/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,931,000	42,689,000	38,087,000	6,533,000	1.7
Dreyfus
Institutional
Cash
Advantage
Fund	12,254,495	146,067,872	137,546,199	20,776,168	5.6
Total	14,185,495	188,756,872 175,633,199		27,309,168	7.3

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended June 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $ 115,608,515 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent December 31, 2010. If not applied, $37,347,074 of the carryover expires in fiscal 2016 and $78,261,441 expires in fiscal 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act.As a result of this ordering rule, capital loss carry forwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2010 was as follows: ordinary income $336,290. The tax character of the current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion

26

of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is based on the value of the fund’s average daily net assets and is computed at the following annual rates: .65% of the first $250 million, .60% of the next $250 million, .55% of the next $250 million, and .50% in excess of $750 million.The fee is payable monthly.

During the period ended June 30, 2011, the Distributor retained $5,512 from commissions earned on sales of the fund’s Class A shares and $11 from CDSCs on redemptions of the fund’s Class B.

(b) Under a Distribution Plan (the “Class B and C Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended June 30, 2011, Class B and Class C shares were charged $914 and $11,973, respectively, pursuant to the Class B and C Plan.

The fund also adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”). Under the Class F Plan, the fund is authorized to reimburse the Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the fund’s Class F shares.The Distributor has agreed not to seek reimbursement of any expenses under the Class F Plan other than reimbursements for payments made to brokers and other intermediaries whose customers hold Class F shares (“Third Party Payments”). This commitment applies to any such expenses (other thanThird Party Payments). This commitment will continue indefinitely and will not

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

terminate without the prior approval of the fund’s Board of Directors. During the period ended June 30, 2011, Class F shares were charged $26,473 pursuant to the Class F Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2011, Class A, Class B and Class C shares were charged $253,754, $305 and $3,991, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor, whereby the fund agrees to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares. On an annual basis, the fund pays the Distributor a monthly fee of $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended June 30, 2011, Class F shares were charged $72,062 pursuant to the shareholder services agreement.

Under its terms, the Class B and C Plan, Class F Plan and shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Class B and C Plan, Class F plan or Shareholder Services Plan.

28

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2011, the fund was charged $78,980 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2011, the fund was charged $19,907 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $911.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2011, the fund was charged $17,122 pursuant to the custody agreement.

The fund has agreed to compensate the Manager for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion, plus reasonable out-of-pocket expenses.The Manager has contractually agreed

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

in writing to waive any fees received for these services to the extent they exceed its costs in providing the services and a reasonable allocation of the costs incurred by the Manager and its affiliates related to the support and oversight of these services. During the period ended June 30, 2011, Dreyfus waived $99,481.

During the period ended June 30, 2011, the fund was charged $2,981 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $190,287, Rule 12b-1 distribution plan fees $5,656, shareholder services plan fees $74,918, custodian fees $4,000, chief compliance officer fees $2,259, accounting fees $15,975 and transfer agency per account fees $23,100.

(d) Each Director who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Investment Funds (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Director who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated

30

between the Board Group Open-end Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2011, amounted to $150,904,261 and $168,684,903, respectively.

At June 30, 2011, accumulated net unrealized appreciation on investments was $81,915,981, consisting of $83,983,461 gross unrealized appreciation and $2,067,480 gross unrealized depreciation.

At June 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Plan of Reorganization:

On April 11, 2011, the Board of Directors approved the merger of the fund into Dreyfus Research Growth Fund, Inc.The merger is subject to the approval of the shareholders of the fund at a meeting to be held on or about September 15, 2011. If approved, the merger is anticipated to occur on or about November 14, 2011. On the date of the merger, which is a tax-free reorganization, the fund would exchange all of its assets at net asset value, subject to liabilities, for an equivalent value of corresponding Class A, C or I shares of Dreyfus Research Growth Fund, Inc. Class B shareholders of the fund will receive Class A shares of Dreyfus Research Growth Fund, Inc. Class F shareholders of the fund will receive Class Z shares of Dreyfus Research Growth Fund, Inc. Those shares then will be distributed pro rata to shareholders of the fund so that each shareholder receives a number of shares of Dreyfus Research Growth Fund, Inc. equal to the aggregate net asset value of the shareholder’s fund shares.

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 15-16, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement and the Fund Accounting and Administrative Services Agreement (together, the “Agreement”) pursuant to which Dreyfus provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also

32

considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of June 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median, except for the 1-year period when the fund’s performance was above the Performance Group median. They also noted that the fund’s performance was above the Performance Universe median for the one-, two- and three-year periods and below the Performance Universe median for the four-, five- and ten-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median, and the fund’s actual management fee and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1)] paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors .The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.

34

The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s improved perfor- mance, in light of the considerations described above.

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

36

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov.

The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
19	Notes to Financial Statements
31	Information About the Renewal of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Mid-Cap Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Mid-Cap Growth Fund, covering the six-month period from January 1, 2011, through June 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although 2011 began on an optimistic note amid encouraging economic data, by midyear investors returned to a more cautious outlook. The U.S. and global economies continued to grow over the reporting period, but at a relatively sluggish pace. First, manufacturing activity proved unsustainably strong in late 2010 and early 2011, leading to a subsequent slowdown in new orders. Second, turmoil in the Middle East drove oil prices higher and produced an inflationary drag on real incomes.Third, natural and nuclear disasters in Japan added to upward pressure on energy prices, and these unexpected events disrupted the global supply chain, especially in the automotive sector. Finally, in the United States, disappointing labor and housing markets weighed on investor sentiment. As a result, U.S. stocks generally produced only modest gains over the first half of the year.

We expect economic conditions to improve over the second half of 2011. Inflationary pressures appear to be peaking in most countries, including the United States, and we have already seen energy prices retreat from their highs. In addition, a successful resolution to the current debate regarding government spending and borrowing, without major fiscal tightening over the near term, should help avoid a serious disruption to the domestic economy. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through June 30, 2011, as provided by B. Randall Watts, Jr., CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2011, Dreyfus Mid-Cap Growth Fund’s Class A shares produced a total return of 6.43%, Class B shares returned 6.20%, Class C shares returned 6.26%, Class F shares returned 6.61% and Class I shares returned 6.83%.1 In comparison, the fund’s benchmark, the Russell Midcap Growth Index (the “Index”), produced a total return of 9.59% for the same period.2 Stocks generally rallied early in the year as an economic recovery appeared to gain traction, but renewed macroeconomic concerns later in the spring caused the market to give back some of its previous gains. The fund produced lower returns than its benchmark, primarily due to disappointing stock selections in the financials, consumer discretionary and materials sectors.The fund achieved better results among consumer staples companies.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund will normally invest at least 80% of its assets in equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index.The fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. We look for companies whose fundamental strengths suggest the potential for superior earnings growth over time.We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Shifting Sentiment Sparked Heightened Market Volatility

Investors’ economic outlooks had improved dramatically by the start of 2011 due to improvements in employment, consumer spending and corporate earnings, sending stock prices broadly higher. However, the market rally was interrupted in February when a wave of political unrest in the Middle East and North Africa led to sharply rising crude oil prices,

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

and again in March when catastrophic natural and nuclear disasters in Japan threatened one of the world’s largest domestic economies and disrupted the global supply chain for numerous industries, including U.S. automobile manufacturers. Nonetheless, investors proved resilient, and the U.S. stock market rebounded from these unexpected shocks.

In late April and May, investor sentiment began to deteriorate in earnest when Greece again appeared headed for default on its sovereign debt, U.S. economic data proved more disappointing than expected and a contentious debate regarding U.S. government spending and borrowing intensified. Stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus from economically sensitive industry groups and more speculative companies to those that historically have held up well under uncertain economic conditions. Midcap stocks produced higher returns, on average, than large- and small-cap stocks, and growth companies generally outperformed their value-oriented counterparts for the reporting period overall.

Stock Selections Produced Mixed Results

In this choppy market environment, our security selection strategy disappointed in the financials sector, where shortfalls among midsize regional banks and consumer finance companies weighed on results. Prepaid financial services provider Green Dot was hurt by greater regulatory scrutiny of its industry’s consumer practices.Among regional banks, KeyCorp was undermined by elevated loan loss provisions, and Huntington Bancshares suffered due to lower-than-expected reporting revenue driven by lower fees and spread. In the consumer discretionary sector, apparel maker The Warnaco Group posted lower earnings due to sluggish sales in Europe and costs related to a recent acquisition. Among materials producers, mining royalties company Royal Gold encountered lower-than-expected production volumes and volatile commodity prices, while steel producer Steel Dynamics reported weaker profit margins stemming from higher input costs in its recycling business unit.

The fund achieved better results in the traditionally defensive consumer staples sector. Beverage maker Hansen Natural saw growth in the energy drink segment and successfully launched a new product in the U.S. market. Organic grocer Whole Foods Market benefited from improved store traffic among higher-end consumers, and the company was able to pass along higher input prices to its customers. Luxury goods purveyor Estee Lauder Companies gained market share, particularly in fast-growing emerging markets.

Finding Opportunities Among Growing Companies

We believe the U.S. economic recovery is likely to persist despite ongoing headwinds, such as high unemployment and troubled housing markets. Profits in some industries have returned to pre-recession levels, energy prices have begun to moderate and rebuilding in Japan could boost global economic activity.

In this environment, we expect investors to remain selective, favoring companies with healthy finances and strong growth prospects, while avoiding those with weaker underlying business fundamentals. Our bottom-up security selection process has identified a number of opportunities in the health care sector, particularly among companies introducing new medical technologies.We have found fewer companies meeting our investment criteria in the financials sector, where midsize banks have continued to struggle with sluggish loan demand and depressed housing markets.

July 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Midsize companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies.
The shares of midsize companies tend to trade less frequently than those of larger, more established companies.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement through August 31, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual
fund.The Russell 1000 Index measures the performance of the largest 1,000 publicly traded
U.S. companies. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Mid-Cap Growth Fund from January 1, 2011 to June 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2011
	Class A	Class B	Class C	Class F	Class I
Expenses paid per $1,000†	$ 6.96	$ 10.89	$ 10.74	$ 5.74	$ 5.44
Ending value (after expenses)	$1,064.30	$1,062.00	$1,062.60	$1,066.10	$1,068.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2011
	Class A	Class B	Class C	Class F	Class I
Expenses paid per $1,000†	$ 6.80	$ 10.64	$ 10.49	$ 5.61	$ 5.31
Ending value (after expenses)	$1,018.05	$1,014.23	$1,014.38	$1,019.24	$1,019.54

† Expenses are equal to the fund’s annualized expense ratio of 1.36% for Class A, 2.13% for Class B, 2.10% for Class C, 1.12% for Class F and 1.06% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2011 (Unaudited)

Common Stocks—97.3%	Shares	Value ($)
Consumer Discretionary—17.6%
Bed Bath & Beyond	39,450 [a]	2,302,696
CBS, Cl. B	80,430	2,291,451
Deckers Outdoor	34,910 [a]	3,076,967
Dick’s Sporting Goods	55,300 [a]	2,126,285
DreamWorks Animation SKG, Cl. A	55,600 [a,b]	1,117,560
Guess?	55,030	2,314,562
LKQ	67,920 [a]	1,772,033
Nordstrom	65,670	3,082,550
Penn National Gaming	71,240 [a]	2,873,822
Tractor Supply	32,800	2,193,664
Williams-Sonoma	56,440	2,059,496
		25,211,086
Consumer Staples—7.8%
Estee Lauder, Cl. A	25,310	2,662,359
Green Mountain Coffee Roasters	41,120 [a,b]	3,670,371
Hansen Natural	31,000 [a]	2,509,450
Whole Foods Market	35,710	2,265,799
		11,107,979
Energy—7.5%
Brigham Exploration	78,430 [a]	2,347,410
Denbury Resources	147,550 [a]	2,951,000
Oil States International	30,990 [a]	2,476,411
Range Resources	53,970 [b]	2,995,335
		10,770,156
Financial—1.6%
Prosperity Bancshares	51,820	2,270,752
Health Care—20.1%
Agilent Technologies	53,650 [a]	2,742,051
Alexion Pharmaceuticals	45,780 [a]	2,153,033
Allscripts Healthcare Solutions	186,370 [a]	3,619,305
AmerisourceBergen	56,290	2,330,406
CareFusion	110,930 [a]	3,013,968
Cooper	40,850	3,236,954
Dendreon	58,500 [a,b]	2,307,240
Mednax	30,720 [a]	2,217,677

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
SXC Health Solutions	51,460 [a]	3,032,023
Watson Pharmaceuticals	60,153 [a]	4,134,316
		28,786,973
Industrials—16.3%
AMETEK	50,963	2,288,239
BE Aerospace	83,370 [a]	3,402,330
Cummins	23,100	2,390,619
Dover	38,920	2,638,776
IDEX	51,340	2,353,939
Jacobs Engineering Group	65,780 [a]	2,844,985
Roper Industries	26,459 [b]	2,204,035
Thomas & Betts	52,780 [a]	2,842,203
Verisk Analytics, Cl. A	66,890 [a]	2,315,732
		23,280,858
Information Technology—21.3%
Akamai Technologies	111,110 [a]	3,496,632
Alliance Data Systems	37,350 [a,b]	3,513,514
Atmel	161,690 [a]	2,274,978
BMC Software	47,240 [a]	2,584,028
Broadcom, Cl. A	74,970 [a]	2,521,991
Cypress Semiconductor	104,000 [a]	2,198,560
Equinix	33,460 [a,b]	3,380,129
Genpact	81,930 [a]	1,412,473
Harris	46,890 [b]	2,112,863
NetApp	80,470 [a]	4,247,207
SuccessFactors	3,950 [a]	116,130
Teradata	43,190 [a]	2,600,038
		30,458,543
Materials—5.1%
CF Industries Holdings	14,710	2,083,966
Cytec Industries	38,710	2,213,825
Sherwin-Williams	36,230	3,038,610
		7,336,401
Total Common Stocks
(cost $124,240,330)		139,222,748

Other Investment—3.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,760,000)	4,760,000 [c]	4,760,000

Investment of Cash Collateral
for Securities Loaned—13.3%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $19,024,600)	19,024,600 [c]	19,024,600

Total Investments (cost $148,024,930)	113.9%	163,007,348
Liabilities, Less Cash and Receivables	(13.9%)	(19,836,601)
Net Assets	100.0%	143,170,747

a Non-income producing security.
b Security, or portion thereof, on loan.At June 30, 2011, the value of the fund’s securities on loan was $17,391,687 and the value of the collateral held by the fund was $19,024,600.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	21.3	Consumer Staples	7.8
Health Care	20.1	Energy	7.5
Consumer Discretionary	17.6	Materials	5.1
Money Market Investments	16.6	Financial	1.6
Industrials	16.3		113.9

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited)

				Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,391,687)—Note 1(b):
Unaffiliated issuers			124,240,330		139,222,748
Affiliated issuers				23,784,600	23,784,600
Cash					12,967
Receivable for investment securities sold					3,939,252
Dividends and interest receivable					37,210
Receivable for shares of Common Stock subscribed					14,372
Prepaid expenses					41,329
					167,052,478
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					147,635
Liability for securities on loan—Note 1(b)					19,024,600
Payable for investment securities purchased					4,554,337
Payable for shares of Common Stock redeemed					66,515
Accrued expenses					88,644
					23,881,731
Net Assets ($)					143,170,747
Composition of Net Assets ($):
Paid-in capital					178,959,728
Accumulated Investment (loss)—net					(441,258)
Accumulated net realized gain (loss) on investments					(50,330,141)
Accumulated net unrealized appreciation
(depreciation) on investments					14,982,418
Net Assets ($)					143,170,747

Net Asset Value Per Share
	Class A	Class B	Class C	Class F	Class I
Net Assets ($)	31,832,196	337,998	12,360,296	92,128,273	6,511,984
Shares Outstanding	5,650,791	65,740	2,429,248	15,852,203	1,124,984
Net Asset Value
Per Share ($)	5.63	5.14	5.09	5.81	5.79

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	490,192
Affiliated issuers	2,866
Income from securities lending—Note 1(b)	12,740
Total Income	505,798
Expenses:
Investment advisory fee—Note 3(a)	598,616
Shareholder servicing costs—Note 3(c)	209,464
Distribution fees—Note 3(b)	80,310
Accounting fees—Note 3(c)	44,924
Registration fees	36,049
Professional fees	16,110
Directors’ fees and expenses—Note 3(d)	13,655
Custodian fees—Note 3(c)	9,810
Prospectus and shareholders’ reports	1,826
Miscellaneous	1,898
Total Expenses	1,012,662
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(12,563)
Less—reduction in accounting fees—Note 3(c)	(52,692)
Less—reduction in fees due to earnings credits—Note 3(c)	(351)
Net Expenses	947,056
Investment (Loss)—Net	(441,258)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	17,638,014
Net unrealized appreciation (depreciation) on investments	(7,859,172)
Net Realized and Unrealized Gain (Loss) on Investments	9,778,842
Net Increase in Net Assets Resulting from Operations	9,337,584

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010
Operations ($):
Investment (loss)—net	(441,258)	(724,044)
Net realized gain (loss) on investments	17,638,014	30,011,875
Net unrealized appreciation
(depreciation) on investments	(7,859,172)	5,935,031
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,337,584	35,222,862
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	6,019,453	21,101,049
Class B Shares	58,449	194,728
Class C Shares	898,688	1,810,693
Class F Shares	2,028,603	5,996,490
Class I Shares	2,740,033	4,537,747
Cost of shares redeemed:
Class A Shares	(14,428,278)	(13,900,958)
Class B Shares	(222,628)	(396,363)
Class C Shares	(1,957,993)	(3,981,795)
Class F Shares	(5,684,616)	(17,462,853)
Class I Shares	(4,257,847)	(2,483,142)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(14,806,136)	(4,584,404)
Total Increase (Decrease) in Net Assets	(5,468,552)	30,638,458
Net Assets ($):
Beginning of Period	148,639,299	118,000,841
End of Period	143,170,747	148,639,299
Accumulated investment (loss)—net	(441,258)	—

	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010
Capital Share Transactions:
Class Aa
Shares sold	1,089,245	4,430,756
Shares redeemed	(2,646,481)	(3,082,186)
Net Increase (Decrease) in Shares Outstanding	(1,557,236)	1,348,570
Class Ba
Shares sold	11,593	44,247
Shares redeemed	(44,211)	(97,310)
Net Increase (Decrease) in Shares Outstanding	(32,618)	(53,063)
Class C
Shares sold	180,303	427,086
Shares redeemed	(393,639)	(978,854)
Net Increase (Decrease) in Shares Outstanding	(213,336)	(551,768)
Class F
Shares sold	359,150	1,277,058
Shares redeemed	(998,980)	(3,764,222)
Net Increase (Decrease) in Shares Outstanding	(639,830)	(2,487,164)
Class I
Shares sold	494,159	922,698
Shares redeemed	(766,092)	(526,142)
Net Increase (Decrease) in Shares Outstanding	(271,933)	396,556

a	During the period ended June 30, 2011, 5,795 Class B shares representing $29,024 were automatically converted to 5,293 Class A shares and during the period ended December 31, 2010, 13,669 Class B shares representing
$57,317 were automatically converted to 12,564 Class A shares.
See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	June 30, 2011		Year Ended December 31,
Class A Shares	(Unaudited)	2010	2009†	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	5.29	4.00	3.17	6.28	5.80	4.68
Investment Operations:
Investment (loss)—net[a]	(.02)	(.02)	(.03)	(.05)	(.02)	(.04)
Net realized and unrealized
gain (loss) on investments	.36	1.31	.86	(3.06)	.76	1.16
Total from
Investment Operations	.34	1.29	.83	(3.11)	.74	1.12
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(.26)	—
Net asset value, end of period	5.63	5.29	4.00	3.17	6.28	5.80
Total Return (%)[b]	6.43[c]	32.25	26.18	(49.52)	12.77	23.93
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.47[d]	1.56	1.77	1.45	1.43	1.40
Ratio of net expenses
to average net assets	1.36[d]	1.36	1.75	1.45	1.43	1.39
Ratio of net investment (loss)
to average net assets	(.68)[d]	(.55)	(.86)	(.89)	(.32)	(.68)
Portfolio Turnover Rate	123.04[c]	204.97	59.66	119	165	104
Net Assets, end of period
($ x 1,000)	31,832	38,099	23,448	29,525	97,331	21,146

†	Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
See notes to financial statements.

Six Months Ended
	June 30, 2011		Year Ended December 31,
Class B Shares	(Unaudited)	2010	2009†	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	4.84	3.69	2.96	5.89	5.50	4.48
Investment Operations:
Investment (loss)—net[a]	(.04)	(.05)	(.06)	(.08)	(.06)	(.08)
Net realized and unrealized
gain (loss) on investments	.34	1.20	.79	(2.85)	.71	1.10
Total from
Investment Operations	.30	1.15	.73	(2.93)	.65	1.02
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(.26)	—
Net asset value, end of period	5.14	4.84	3.69	2.96	5.89	5.50
Total Return (%)[b]	6.20[c]	31.17	24.66	(49.75)	11.84	22.77
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.41[d]	2.45	2.68	2.21	2.26	2.29
Ratio of net expenses
to average net assets	2.13[d]	2.05	2.66	2.20	2.26	2.29
Ratio of net investment (loss)
to average net assets	(1.45)[d]	(1.27)	(1.77)	(1.66)	(1.02)	(1.60)
Portfolio Turnover Rate	123.04[c]	204.97	59.66	119	165	104
Net Assets, end of period
($ x 1,000)	338	476	559	729	2,200	1,929

†	Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	June 30, 2011		Year Ended December 31,
Class C Shares	(Unaudited)	2010	2009†	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	4.79	3.66	2.92	5.83	5.44	4.42
Investment Operations:
Investment (loss)—net[a]	(.04)	(.05)	(.05)	(.08)	(.06)	(.06)
Net realized and unrealized
gain (loss) on investments	.34	1.18	.79	(2.83)	.71	1.08
Total from
Investment Operations	.30	1.13	.74	(2.91)	.65	1.02
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(.26)	—
Net asset value, end of period	5.09	4.79	3.66	2.92	5.83	5.44
Total Return (%)[b]	6.26[c]	30.87	25.34	(49.91)	11.96	23.08
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.23[d]	2.36	2.61	2.20	2.13	2.19
Ratio of net expenses
to average net assets	2.10[d]	2.14	2.60	2.19	2.13	2.18
Ratio of net investment (loss)
to average net assets	(1.42)[d]	(1.34)	(1.70)	(1.66)	(1.04)	(1.27)
Portfolio Turnover Rate	123.04[c]	204.97	59.66	119	165	104
Net Assets, end of period
($ x 1,000)	12,360	12,661	11,678	14,033	43,825	9,641

†	Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
See notes to financial statements.

Six Months Ended
	June 30, 2011		Year Ended December 31,
Class F Shares	(Unaudited)	2010	2009†	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	5.45	4.12	3.26	6.43	5.92	4.78
Investment Operations:
Investment (loss)—net[a]	(.01)	(.02)	(.02)	(.04)	(.00)[b]	(.03)
Net realized and unrealized
gain (loss) on investments	.37	1.35	.88	(3.13)	.77	1.17
Total from
Investment Operations	.36	1.33	.86	(3.17)	.77	1.14
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(.26)	—
Net asset value, end of period	5.81	5.45	4.12	3.26	6.43	5.92
Total Return (%)	6.61[c]	32.28	26.38	(49.30)	13.03	23.85
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20[d]	1.32	1.38	1.23	1.30	1.33
Ratio of net expenses
to average net assets	1.12[d]	1.30	1.36	1.22	1.30	1.33
Ratio of net investment (loss)
to average net assets	(.45)[d]	(.50)	(.47)	(.68)	(.03)	(.62)
Portfolio Turnover Rate	123.04[c]	204.97	59.66	119	165	104
Net Assets, end of period
($ x 1,000)	92,128	89,828	78,218	75,224	182,336	147,410

†	Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Annualized.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	June 30, 2011		Year Ended December 31,
Class I Shares	(Unaudited)	2010	2009†	2008	2007[a]	2006
Per Share Data ($):
Net asset value,
beginning of period	5.42	4.10	3.24	6.39	5.88	4.73
Investment Operations:
Investment income (loss)—net[b]	(.01)	(.02)	(.02)	(.03)	.00[c]	(.02)
Net realized and unrealized
gain (loss) on investments	.38	1.34	.88	(3.12)	.77	1.17
Total from
Investment Operations	.37	1.32	.86	(3.15)	.77	1.15
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(.26)	—
Net asset value, end of period	5.79	5.42	4.10	3.24	6.39	5.88
Total Return (%)	6.83[d]	32.20	26.54	(49.30)	13.11	24.31
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.16[e]	1.34	1.49	1.20	1.12	1.14
Ratio of net expenses
to average net assets	1.06[e]	1.14	1.47	1.19	1.11	1.12
Ratio of net investment income
(loss) to average net assets	(.36)[e]	(.33)	(.58)	(.65)	.06	(.28)
Portfolio Turnover Rate	123.04[d]	204.97	59.66	119	165	104
Net Assets, end of period
($ x 1,000)	6,512	7,575	4,098	3,849	10,266	4,279

†	Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Mid-Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 1.05 billion shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (300 million shares authorized), Class B (50 million shares authorized), Class C (100 million shares authorized), Class F (500 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class F and Class I shares are sold at net asset value per share. Class F shares are sold only to Class F grandfathered investors, and Class I shares are sold only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	139,222,748	—	—	139,222,748
Mutual Funds	23,784,600	—	—	23,784,600
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at June 30, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition,ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2011, The Bank of New York Mellon earned $5,460 from lending portfolio securities, pursuant to the securities lending agreement.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2010 ($) )	Purchases ($	Sales ($)	6/30/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	4,363,000	49,875,000	49,478,000	4,760,000	3.3
Dreyfus
Institutional
Cash
Advantage
Fund	14,688,252	89,872,716	85,536,368	19,024,600	13.3
Total	19,051,252	139,747,716	135,014,368	23,784,600	16.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $ 67,940,046 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent December 31, 2010. If not applied, the carryover expires in fiscal 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act.As a result of this ordering rule, capital loss carry forwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2011, the fund did not borrow under the Facilities.

NOTE 3— Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is based on the fund’s average daily net assets and is computed at the following annual rates: 1% of the first $30 million, .75% of the next $270 million, .70% of the next $200 million, and .65% in excess of $500 million.The fee is payable monthly.

The Manager has agreed to waive receipt of its fees and/or assume the expenses of the fund, until February 29, 2012, so that the annual direct expenses of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 1.15% of the value of the fund’s average daily net assets.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $12,563 during the period ended June 30, 2011.

During the period ended June 30, 2011, the Distributor retained $3,165 from commissions earned on sales of the fund’s Class A shares and $17 and $1,013 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Class B and C Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended June 30, 2011, Class B and Class C shares were charged $1,693 and $47,562, respectively, pursuant to the Class B and C Plan.

The fund also adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”). Under the Class F Plan, the fund is authorized to reimburse the Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the fund’s Class F shares.The Distributor has agreed not to seek reimbursement of any expenses under the Class F Plan other than reimbursements for payments made to brokers and other intermediaries whose customers hold Class F shares (“Third Party Payments”).This commitment applies to any such expenses (other than Third Party Payments).This commitment will continue indefinitely and will not terminate without the prior approval of the fund’s Board of Directors. During the period ended June 30, 2011, Class F shares were charged $31,055 pursuant to the Class F Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2011, Class A, Class B and Class C shares were charged $47,370, $564 and $15,854, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor, whereby the fund agrees to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares. On an annual basis, the fund pays the Distributor a monthly fee of $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended June 30, 2011, Class F shares were charged $49,775 pursuant to the shareholder services agreement.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under its terms, the Class B and C Plan, Class F Plan and shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Class B and C Plan, Class F plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2011, the fund was charged $36,443 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2011, the fund was charged $7,692 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $351.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $9,810 pursuant to the custody agreement.

The fund has agreed to compensate the Manager for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical

help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion, plus reasonable out-of-pocket expenses.The Manager has contractually agreed in writing to waive any fees received for these services to the extent they exceed its costs in providing the services and a reasonable allocation of the costs incurred by the Manager and its affiliates related to the support and oversight of these services. During the period ended June 30, 2011, Dreyfus waived $52,692.

During the period ended June 30, 2011, the fund was charged $2,981 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $93,894, Rule 12b-1 distribution plan fees $9,174, shareholder services plan fees $28,654, custodian fees $3,020, chief compliance officer fees $2,259, accounting fees $5,972 and transfer agency per account fees $4,720, which are offset against expense reimbursement currently in effect in the amount of $58.

(d) Each Director who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Investment Funds (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Director who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-end Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2011, amounted to $181,642,868 and $197,438,619, respectively.

At June 30, 2011, accumulated net unrealized appreciation on investments was $14,982,418, consisting of $17,470,487 gross unrealized appreciation and $2,488,069 gross unrealized depreciation.

At June 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 15-16, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement and Fund Accounting and Administrative Services Agreement (together, the “Agreements”) pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of June 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians, except for the 1-year period when the fund’s performance was above the Performance Group and Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

A representative of Dreyfus reminded the Board that, effective March 2010, Messrs. Randall Watts and Robert Zeuthen were appointed as the primary portfolio managers for the fund. The Board members noted the fund’s improved one-year performance and representatives from Dreyfus acknowledged that although the one-year performance was improved, it was not solely the result of the management change. They further noted that it was expected to take some time for the new managers to favorably affect the fund’s performance.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

A representative of Dreyfus noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until February 28, 2011, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 1.15% of the fund’s average daily net assets. Representatives of Dreyfus and the Board members agreed that the waiver would be extended until August 31, 2011.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s improved perfor- mance, in light of the considerations described above, but expressed its concerned for the fund’s long term performance and agreed to monitor performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 19, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	August 19, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)